Exhibit 99.1

AsiaFIN Holdings Corp. Delivers Over 50% Revenue Growth in Financial Year 2025

Kuala Lumpur, April 1, 2026 – AsiaFIN Holdings Corp., (OTCQB: ASFH), a leading fintech financial ecosystem enabler, today announced its financial results for the full year ended December 31, 2025.

Financial Results for the Year Ended December 31, 2025:

●	Net cash flow from operations was approximately $504,000 for the year ended December 31, 2025, compared to approximately $24,000 for the year ended December 31, 2024.

●	Cash and cash equivalents were approximately $1.748 million as of December 31, 2025, compared to approximately $1.31 million as of December 31, 2024.

●	Revenue for the years ended December 31, 2025 and 2024 was approximately $5.126 million and $3.382 million, respectively. This represents a growth of 51.5% in year 2025 compared to year 2024.

●	Gross profit for the year ended December 31, 2025 was approximately $1.904 million, representing 37.14% of revenue, and for year ended December 31, 2024 was $1.424 million representing 42.09% of revenue.

●	Selling, general and administrative expenses for the years ended December 31, 2025 and 2024 were approximately $1.874 million and $1.464 million, respectively.

●	Net loss was approximately $120,000 for the year ended December 31, 2025 as compared to net loss of approximately $162,000 for the year ended December 31, 2024.

●	Total Comprehensive Income for the year ended December 31, 2025 was approximately $128,000, compared to total comprehensive loss of approximately $95,000 for the year ended December 31, 2024.

Kai Cheong Wong, CEO of AsiaFIN, said: “2025 is a pivotal year for AsiaFIN as we have entered the Middle East market and also achieved strong growth in our domestic Malaysia market.

“We have gone live for our Saudi Arabia project, giving us a strong reference for our future growth in this new market. Our e-Invoice business has also come to fruition, with us serving more than 100 large customers (including financial institutions). We are poised to further grow in this RegTech market.

“Our Robotic Process Automation (RPA) has also turned around after a few years of investing in this Artificial Intelligence (AI) business. Our RPA has now embraced the latest AI platform instead of building our own neural networks. This new approach has gained traction in our Malaysia market as well as in the Philippines, Thailand, Indonesia and Pakistan.

“We have strengthened our independent corporate governance by appointing the third Independent Non-Executive Director. We have also formed two new independent committees, namely the Compensation Committee and the Nominating and Corporate Governance Committee, on top of the existing Audit Committee. We have three experienced and mature independent committee members across these three Committees.

“Our revenue growth of over 50% year on year is the result of the team’s hard work and untiring effort in both sales and collection. This double-digit organic growth for 2025 shows we are set for future growth in our existing and new markets.

“Our Fintech business has recorded revenue growth of 52% from 2024, showing that the cheque clearing business can still deliver growth in our new markets.

“Our core revenue-generating unit, RegTech, continues to grow well, with gross margins improving by 13.46%.

“As we enter 2026, we are seeing traction in our Fintech and RegTech businesses whilst we are gaining new customers in our RPA business.”

ASIAFIN HOLDINGS CORP.

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2025 AND 2024 (Audited)

(Currency expressed in United States Dollars (“US$”), except for number of shares or otherwise stated)

	As of December 31, 2025	As of December 31, 2024
	Audited	Audited
ASSETS
Current assets
Cash and cash equivalents	$1,748,051	$1,309,929
Account receivables, net	1,105,953	1,184,130
Prepayment, deposits and other receivables	260,380	131,869
Contract assets	159,867	14,364
Amount due from related parties (including $42,672 of amount due from associate as of December 31, 2025)	74,924	3,809
Tax assets	99,094	280,354
Total current assets	$3,448,269	$2,924,455

Non-current Assets
Right-of-use assets, net	$583,610	$615,444
Property, plant and equipment, net	714,685	614,673
Deferred tax assets	-	324
Investment in associates	8,250	7,944
Total non-current assets	$1,306,545	$1,238,385

TOTAL ASSETS	$4,754,814	$4,162,840

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued liabilities and other payables	$502,712	$317,753
Account payables (including $22,026 and $19,984 of account payable to related party as of December 31, 2025 and 2024, respectively)	155,051	39,296
Contract liabilities	734,475	514,903
Income tax payable	71,269	60,483
Amount due to director	70,687	146,018

Finance lease liability – current portion	15,972	-
Operating lease liability – current portion	60,689	64,787
Total current liabilities	$1,610,855	$1,143,240

Non-current liabilities
Amount due to director – non-current portion	18,491	-

Finance lease liability – non-current portion	28,169	-
Operating lease liability – non-current portion	522,921	550,657
Deferred tax liabilities	8,212	4,991
Total non-current liabilities	$577,793	$555,648

TOTAL LIABILITIES	$2,188,648	$1,698,888

STOCKHOLDERS’ EQUITY
Preferred shares, $0.0001 par value; 200,000,000 shares authorized; None issued and outstanding	$-	$-
Common stock, $0.0001 par value; 600,000,000 shares authorized; 81,915,838 and 81,551,838 shares issued and outstanding as of December 31, 2025 and December 31, 2024	8,192	8,155
Additional paid-in capital	10,795,250	10,467,687
Share subscriptions received in advance	-	318,600
Accumulated other comprehensive loss	(58,383)	(271,870)
Accumulated deficit	(8,124,933)	(8,039,600)
Non-controlling interest	(53,960)	(19,020)

TOTAL STOCKHOLDERS’ EQUITY	$2,566,166	$2,463,952

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,754,814	$4,162,840

ASIAFIN HOLDINGS CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

(In United States Dollars (“US$” or “$”), except for number of shares or as otherwise stated)

	For the year ended December 31, 2025	For the year ended December 31, 2024
	Audited	Audited

REVENUE	$5,126,250	$3,382,432

COST OF REVENUE (including $44,376 and $77,294 of cost of service revenue to related party for the years ended December 31, 2025 and 2024, respectively)	(3,222,383)	(1,958,632)

GROSS PROFIT	$1,903,867	$1,423,800

SHARE OF LOSS FROM OPERATION OF ASSOCIATE	(479)	(9,843)

OTHER INCOME	$10,588	$7,281

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (including $95,995 and $94,981 of selling, general and administrative expenses to related party for the years ended December 31, 2025 and 2024, respectively)	$(1,874,309)	$(1,464,215)

INCOME/(LOSS) BEFORE INCOME TAX	$39,667	$(42,977)

INCOME TAX EXPENSES	(159,940)	(118,991)

NET LOSS	$(120,273)	$(161,968)
Net loss attributable to non-controlling interest	34,940	18,391

NET LOSS ATTRIBUTED TO COMMON SHAREHOLDERS OF ASIAFIN HOLDINGS CORP.	(85,333)	(143,577)

Other comprehensive income:
- Foreign currency translation income	213,487	48,571

TOTAL COMPREHENSIVE INCOME/(LOSS)	$128,154	$(95,006)

NET LOSS PER SHARE, BASIC AND DILUTED	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	81,895,947	81,551,838

ASIAFIN HOLDINGS CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

(In United States Dollars (“US$” or “$”), except for number of shares or as otherwise stated)

	For the Year Ended December 31,
	2025	2024
	(Audited)	(Audited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(120,273)	$(161,968)
Impairment of investment in associate	-	61,364
Share of loss from operation of associate	479	9,843

Adjustments to reconcile net loss to net cash generated from operating activities
Depreciation and amortization	130,373	119,608
Gain on disposal of property, plant and equipment	(18,919)	-
Provision for credit loss allowance	66,303	(84,503)

Changes in operating assets and liabilities:
Account payables	113,104	13,463
Account receivables	123,019	(65,454)
Prepayment, deposits and other receivables	(107,666)	(22,443)
Contract assets	(136,460)	-
Accrued liabilities and other payables	147,428	(105,213)
Contract liabilities	156,376	325,214
Tax assets	198,863	(53,733)
Deferred tax assets/liabilities	2,906	(7,470)
Income tax payable	4,690	55,996
Change in lease liability	(56,365)	(60,303)
Net cash provided by operating activities	$503,858	$24,401

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(109,262)	(138,343)
Proceed on disposal of property, plant and equipment	11,679	-
Investment in associate	-	(70,790)
Net cash used in investing activities	$(97,583)	$(209,133)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common shares	327,600	-
Share subscriptions received in advance	(318,600)	318,600
Repayment to director	(67,762)	(67,872)
Advances from finance lease liabilities	41,819	(4,789)
Advances to related companies	(66,818)	(4,740)
Net cash (used in)/provided by financing activities	$(83,761)	$241,199

Effect of exchange rate changes in cash and cash equivalents	115,608	19,274

Net changes in cash and cash equivalents	438,122	75,741
Cash and cash equivalents, beginning of year	1,309,929	1,234,188

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,748,051	$1,309,929

SUPPLEMENTAL CASH FLOWS INFORMATION
Cash paid for income taxes	$271,991	$105,339
Cash paid for interest paid	$1,881	$2,790

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Initial recognition of operating lease right-of-use assets and operating lease obligations upon adoption of ASC Topic 842	$640,405	$-

Initial recognition of the balance payment of finance lease right-of-use asset by finance lease liabilities	$47,551	$-

About AsiaFIN Holdings Corp.

AsiaFIN Holdings Corp. (OTCQB: ASFH), a Nevada corporation, operates through its wholly owned subsidiaries in Malaysia, Hong Kong and British Virgin Islands. AsiaFIN’s mission is to become the “financial ecosystem enabler” through its solutions in Fintech; Regulatory Technology (RegTech); ESG Consultancy & Reporting and Robotic Process Automation (RPA) services. AsiaFIN provides services to over 90 financial institutions and over 100 corporate clients in the Asia and Middle East region including Malaysia, Myanmar, the Philippines, Indonesia, Bangladesh, Pakistan, Thailand, Singapore and Saudi Arabia. AsiaFIN’s clients are central banks, financial institutions and large corporation. For further information regarding the company, please visit https://asiafingroup.com

Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Those statements include statements regarding the intent, belief or current expectations of AsiaFIN and members of its management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

AsiaFIN undertakes no obligation to update or revise forward-looking statements to reflect changed conditions. Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” “aim to,” or variations of these or similar words, identify forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with AsiaFIN’s operating history, recent history of losses and profits, ability to adequately protect its software innovations, dependence on key executives, ability to obtain required regulatory approvals, other factors described in AsiaFIN’s Annual Report on Form 10-K and other factors as may periodically be described in AsiaFIN’s filings with the U.S. Securities and Exchange Commission.

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Investors Contact

AsiaFIN Holdings Corp. (OTCQB: ASFH)

Kai Cheong (KC)Wong, Chief Executive Officer

investor.relations@asiafingroup.com

Media Contact

AsiaFIN Holdings Corp. (OTCQB: ASFH)

Kai Cheong (KC) Wong, Chief Executive Officer

media@asiafingroup.com

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